Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report On Form 10-Q of MCA Holdings Corporation (the "Company") for the quarter ending March 31, 2008, I, Wai Leung Cheng, Chief Executive Officer of the Company hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.

Such Quarterly Report on Form 10-Q for the quarter ending March 31, 2008, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Quarterly Report on Form 10-Q for the quarter ending March 31, 2008, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  June 25, 2008

MCA HOLDINGS CORPORATION

By: /s/ Wai Leung Cheng

        Wai Leung Cheng

Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report On Form 10-Q of MCA Holdings Corporation (the "Company") for the quarter ending March 31, 2008, I, Michael Yu-Lung Wong, Chief Financial Officer of the Company hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.

Such Quarterly Report on Form 10-Q for the quarter ending March 31, 2008, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Quarterly Report on Form 10-Q for the quarter ending March 31, 2008, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  June 25, 2008

MCA HOLDINGS CORPORATION

By: /s/ Michael Yu-Lung Wong

      Michael Yu-Lung Wong